UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )

Filed by the Registrant                                         ☒

Filed by a Party other than the Registrant           ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

FORTRESS BIOTECH, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V72766-P26237 FORTRESS BIOTECH, INC. ATTN: DAVID JIN 1111 KANE CONCOURSE SUITE 301 BAY HARBOR ISLANDS, FL 33154 FORTRESS BIOTECH, INC. 2025 Annual Meeting Vote by June 16, 2025 11:59 PM ET You invested in FORTRESS BIOTECH, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held virtually on June 17, 2025 at 10:00 a.m., Eastern Daylight Time. Get informed before you vote View the Notice of Annual Meeting of Stockholders and Proxy Statement and the 2024 Annual Report on Form 10-K of Fortress Biotech, Inc. online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 3, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* June 17, 2025 10:00 AM EDT Virtually at: www.virtualshareholdermeeting.com/FBIO2025

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V72767-P26237 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors Nominees: 1a. Lindsay A. Rosenwald, M.D. For 1b. Michael S. Weiss For 1c. Jimmie Harvey, Jr., M.D. For 1d. Malcolm Hoenlein For 1e. Dov Klein, CPA For 1f. J. Jay Lobell For 1g. Kevin L. Lorenz, J.D. For 2. Ratification of the appointment of KPMG LLP as Fortress Biotech, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2025. For 3. The approval, on an advisory basis, of the compensation of the Company’s named executive officers. For 4. The approval, on an advisory basis, of the frequency of our non-binding advisory votes approving the compensation of the named executive officers of the Company. 3 Years 5. The approval of the Second Amended and Restated Certificate of Incorporation of the Company to provide for, among other things, officer exculpation. For NOTE: In its discretion, the proxy is authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.